UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2019 (November 29, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On November 30, 2019, the Company entered into an amendment number 3 with the holders of a principal amount of $1,000,000 of debt (the “Amount”) pursuant to convertible notes issued in October 2018 (the “Convertible Notes”) that extended the maturity date of such Convertible Notes until either December 16, 2019 or January 15, 2020 (the “Maturity Date Extension”).

The foregoing is a summary of certain material terms and conditions of the Maturity Date Extension, and is not a complete description thereof.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of amendment number 3 for the Maturity Date Extension attached to this Current Report on Form 8-K as Exhibit 4.1, incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of the Company was held on November 29, 2019.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1:  Election of Directors.

	For	Against	Abstain	Broker Non-Votes
Kevin Taylor	1,174,669	102,109	7,412	4,937,753
Michael Galloro	1,164,342	112,060	7,788	4,937,753
Vincent E. Virga	1,167,647	98,023	18,520	4,937,753
Reinier Voigt	1,159,948	105,951	18,291	4,937,753

Proposal 2:  Approval to amend the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 15,000,000 shares.

For	Against	Abstain	Broker Non-Votes
1,114,346	163,380	6,464	4,937,753

Proposal 3:  Ratification of the Selection of Kaufman, Rossin & Co. as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
5,478,499	625,355	118,089	0

Proposal 4:  Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers (commonly referred to as “Say-on-Pay”).

For	Against	Abstain	Broker Non-Votes
1,136,950	138,444	8,796	4,937,753

Proposal 5:  Approval, on an advisory basis, of the preferred frequency of stockholder advisory votes on executive compensation (commonly referred to as “Say-on-Frequency”).

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
514,479	31,532	723,982	14,197	4,937,753

(d) Based on stockholders approving vote in Proposal 5 to hold future advisory votes on named executive officer compensation every three years as described in the proxy statement for the Company’s 2019 annual meeting of stockholders, the Company’s Board of Directors determined at a meeting held on December 4, 2019 that the Company will hold an advisory vote on the compensation paid to the Company’s named executive officers in its proxy materials every three years until the next required Say-on-Frequency vote, on an advisory basis, regarding named executive officer compensation.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Form of Amendment No. 3 to October 2018 12.0% Unsecured Convertible Note

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date: December 4, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer